UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2014

MERGEWORTHRX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35984	46-1970047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3123 McDonald Street, Miami, Florida	33133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 785-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On October 14, 2014, MergeWorthRx Corp. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) among the Company, Anvil Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), AeroCare Holdings, Inc. (“AeroCare”), and FFC Aerocare SR, LLC, relating to the Company’s proposed merger with AeroCare (the “Business Combination”).

The Merger Agreement

Merger

The Merger Agreement provides for the merger of Merger Sub with and into AeroCare, with AeroCare surviving as a wholly-owned subsidiary of the Company. As a result, each outstanding share of AeroCare common stock (“AeroCare Common Stock”) will convert into the right to receive shares of the Company’s common stock (“Company Common Stock”), each outstanding option to purchase shares of AeroCare Common Stock (“AeroCare Option”) will be assumed by the Company and convert into a stock option to acquire shares of Company Common Stock, and each outstanding share of common stock of Merger Sub will convert into one share of common stock of AeroCare. In addition, each share of AeroCare Common Stock and AeroCare Option will also convert into a contingent right to receive (a) a portion of the Escrow Shares (as defined below), and (b) a portion of the Earnout Shares (as defined below), in each case as calculated pursuant to the terms of the Merger Agreement.

Consideration

Pursuant to the Merger Agreement and based on the current AeroCare capitalization, the aggregate consideration to be paid to AeroCare equity holders will consist of 11,296,079 shares of Company Common Stock and 511,636 options to purchase shares of Company Common Stock, subject to adjustment in accordance with the terms of the Merger Agreement. In addition, AeroCare’s existing equity holders will be entitled to receive up to an aggregate of 3,588,517 additional shares of Company Common Stock (“Earnout Shares”) upon the achievement of certain financial targets by the combined company during the three fiscal years following the Business Combination.

Escrow Shares

The Merger Agreement provides that of the total shares of Company Common Stock issuable to AeroCare equity holders, 1,016,746 shares will be placed into an escrow account to secure AeroCare equity holders’ indemnification obligations under the Merger Agreement. All Escrow Shares not subject to claims shall be released on the date that is 12 months after the closing of the Business Combination.

Representations and Warranties

Under the Merger Agreement, each of AeroCare, on the one hand, and the Company and Merger Sub, on the other hand, made customary representations and warranties for transactions of this nature. Other than claims based upon fraud or intentional misrepresentation, which have no limitation as to survival, the representations and warranties of AeroCare, the Company and Merger Sub contained in the Merger Agreement will survive the closing of the Business Combination and will expire on the 12-month anniversary of the closing date of the Business Combination, provided, however, that if, at any time prior to the 12-month anniversary of the closing date of the Business Combination, an indemnified party properly delivers a notice of a claim for which indemnification is asserted, such claim will survive the 12-month anniversary of the closing date of the Business Combination.

Conditions to Consummation of the Merger

Consummation of the transactions contemplated by the Merger Agreement is subject to customary conditions of the respective parties, including the approval of the Company’s stockholders and the approval of AeroCare’s stockholders.

In addition, consummation of the transactions contemplated by the Merger Agreement is subject to other closing conditions, including, among others: (i) that there has been no material adverse effect with respect to AeroCare; and (ii) that the organizational documents of the Company will be amended and restated in such form as agreed to between the parties.

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Additional Agreements To Be Executed at Closing

Backstop Indemnity Agreements

The Merger Agreement provides that each of FFC Partners II, L.P., FFC Executive Partners II, L.P., MTS AeroCare LLC and Stephen P. Griggs (the “Major Stockholders”) will enter into certain agreements (the “Backstop Indemnity Agreements”) at the closing of the Business Combination, pursuant to which the Major Stockholders will agree that, to the extent the Escrow Shares are insufficient to pay an indemnification obligation of the AeroCare stockholders and optionholders who do not perfect their appraisal rights in respect of breaches of certain fundamental representations or breaches of covenants or obligations in the Merger Agreement, such Major Stockholder shall, severally and not jointly, hold harmless and indemnify the Company for such indemnification obligation, but only to the extent not otherwise paid or satisfied by the Escrow Shares and the Company’s right of set-off pursuant to Section 1.13(e) of the Merger Agreement, provided that such indemnification obligation does not exceed 100% of the total merger consideration paid to such Major Stockholder in the form of shares of Company Common Stock and options under the Merger Agreement.

The Major Stockholders will further agree under the Backstop Indemnity Agreements to release, acquit and forever discharge the Company, AeroCare, Merger Sub, each of their respective affiliates, subsidiaries, and any and all of each of their respective successors and assigns, together with all their present and former directors and officers from any and all manner of claims, actions, suits, damages, demands and liabilities whatsoever in law or equity, whether known or unknown, liquidated or unliquidated, fixed, contingent, direct or indirect, which such Major Stockholder ever had, has or may have against any of such released parties with respect to such person’s status as a stockholder of the Company from any time prior to and up to and including the closing date of the Business Combination, subject to certain customary exceptions.

A form of the Backstop Indemnity Agreements is included as an exhibit to the copy of the Merger Agreement filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Backstop Indemnity Agreements is qualified in its entirety by reference thereto.

Registration Rights Agreement

The Merger Agreement provides that upon consummation of the Business Combination, the Company, each AeroCare executive officer and director, the Major Stockholders, any other 5% or greater stockholders of AeroCare, and each of Anthony Minnuto, Charles F. Fistel and Stephen B. Cichy will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with respect to the shares of Company Common Stock that will be issued under the Merger Agreement. This Registration Rights Agreement will amend and restate entirely the registration rights agreement the Company entered into in connection with its initial public offering. Under the Registration Rights Agreement, the Company will agree to file a registration statement with the U.S. Securities and Exchange Commission (“SEC”) within 30 days after the Business Combination covering the resale of the securities of the Company specified therein (“Registrable Securities”). Holders of 2,000,000 shares of Registrable Securities will be entitled to require the Company to undertake an underwritten public offering of all or a portion of the Registrable Securities pursuant to an effective registration statement, no more than once during any six month period, so long as the estimated market value of the Registrable Securities to be sold in such offering is at least $20,000,000. Holders of Registrable Securities will also have certain “piggy-back” registration rights with respect to registration statements filed by the Company subsequent to the Business Combination.

A form of the Registration Rights Agreement is included as an exhibit to the copy of the Merger Agreement filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Registration Rights Agreement is qualified in its entirety by reference thereto.

Termination

The Merger Agreement may be terminated at any time prior to the consummation of the Business Combination (whether before or after the required Company and AeroCare stockholder votes have been obtained) by mutual written consent of the Company and AeroCare and in certain other limited circumstances.

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In the event that the Business Combination is not consummated and Article Fifth of the Company’s amended and restated certificate of incorporation is not duly amended to change the Termination Date (as defined therein) from December 26, 2014 to February 26, 2015 or such earlier date as the Company and AeroCare may mutually determine, for whatever reason (including due to the Company’s failure to solicit its stockholders to approve such amendment), then the Company will reimburse AeroCare for all expenses related to the Public Company Accounting Oversight Board compliant re-audit of AeroCare by BDO LLP, up to $250,000.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

Voting Agreements

Simultaneously with the execution of the Merger Agreement, each of the Major Stockholders entered into a voting agreement (the “Voting Agreements”) with the Company that grants to the Company a proxy to vote such Major Stockholders’ shares at the AeroCare stockholder meeting to approve the Business Combination and the other transactions contemplated by the Merger Agreement (i) in favor of the approval of the Merger Agreement and the Business Combination, (ii) against any other proposal relating to an acquisition of AeroCare, other than the Business Combination and (iii) against any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Business Combination or the fulfillment of the Company’s, AeroCare’s or Merger Sub’s conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of AeroCare (including any amendments to AeroCare’s certificate of incorporation or by-laws). Copies of the Voting Agreements are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference, and the foregoing description of the Voting Agreements is qualified in its entirety by reference thereto.

Sponsor Guaranty

Simultaneously with the execution of the Merger Agreement, Anthony Minnuto, Charles F. Fistel and Stephen B. Cichy jointly entered into a letter agreement with AeroCare (the “Sponsor Guaranty”), pursuant to which each of them has agreed, on a several but not joint basis, to guarantee one-third of the Company’s obligation to reimburse AeroCare for all expenses related to the Public Company Accounting Oversight Board compliant re-audit of AeroCare by BDO LLP described above under “The Merger Agreement—Termination.” A copy of the Sponsor Guaranty is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference, and the foregoing description of the Sponsor Guaranty is qualified in its entirety by reference thereto.

Additional Information About the Transaction and Where to Find It

The Company intends to file with the SEC a Registration Statement on Form S-4, which will include a preliminary proxy statement/prospectus of the Company in connection with the Business Combination and will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination because the proxy statement/prospectus will contain important information about AeroCare, the Company and the Business Combination. The definitive proxy statement/prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the Registration Statement on Form S-4 and the proxy statement/prospectus, without charge, once available, at the SEC’s internet site at http://www.sec.gov or by directing a request to: MergeWorthRx Corp., 3123 McDonald Street, Miami, Florida, 33133. Attn.: Stephen B. Cichy, President, Chief Operating Officer and Secretary.

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Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC, and will also be contained in the Registration Statement on Form S-4 and will be included in the definitive proxy statement/prospectus for the Business Combination when available.

Forward Looking Statements

This Current Report on Form 8-K may include “forward looking statements” within the meaning of the “safe harbor” provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to the timing of the Business Combination, as well as the expected performance, strategies, prospects and other aspects of the businesses of the Company, AeroCare and the combined company after completion of the Business Combination, are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the outcome of any legal proceedings that may be instituted against the Company, AeroCare or others following announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement, (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Merger Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that AeroCare may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in filings with the SEC by the Company.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company and AeroCare undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger and Reorganization, dated as of October 14, 2014, among MergeWorthRx Corp., Anvil Merger Sub, Inc., AeroCare Holdings, Inc., and FFC Aerocare SR, LLC.
10.1	Voting Agreement, dated as of October 14, 2014, between MergeWorthRx Corp. and MTS Aerocare LLC.
10.2	Voting Agreement, dated as of October 14, 2014, between MergeWorthRx Corp. and Stephen P. Griggs.
10.3	Voting Agreement, dated as of October 14, 2014, among MergeWorthRx Corp., FFC Partners II, L.P. and FFC Executive Partners II, L.P.
10.4	MergeWorthRx Corp. Reimbursement Guaranty, dated as of October 14, 2014, among AeroCare Holdings, Inc., Stephen B. Cichy, Charles F. Fistel, and Anthony Minnuto.

*Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGEWORTHRX CORP.

Date: October 20, 2014	By:	/s/ Anthony Minnuto
Name: Anthony Minnuto Title: Executive Chairman

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EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger and Reorganization, dated as of October 14, 2014, among MergeWorthRx Corp., Anvil Merger Sub, Inc., AeroCare Holdings, Inc., and FFC Aerocare SR, LLC.
10.1	Voting Agreement, dated as of October 14, 2014, between MergeWorthRx Corp. and MTS Aerocare LLC.
10.2	Voting Agreement, dated as of October 14, 2014, between MergeWorthRx Corp. and Stephen P. Griggs.
10.3	Voting Agreement, dated as of October 14, 2014, among MergeWorthRx Corp., FFC Partners II, L.P. and FFC Executive Partners II, L.P.
10.4	MergeWorthRx Corp. Reimbursement Guaranty, dated as of October 14, 2014, among AeroCare Holdings, Inc., Stephen B. Cichy, Charles F. Fistel, and Anthony Minnuto.

*Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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